Cost of Sales	12 Months Ended
Dec. 31, 2024
Cost of Sales [Abstract]
COST OF SALES
9.	COST OF SALES

Cost of sales for our cross-board business comprise the cost of products purchased and surcharges on purchase cost. Cost of revenue for our travel services comprise the cost of air-tickets brought from airline or the cost of services provided from local travel firms or persons, the cost for outsourcing the travelling work to certain travel agencies and additional air-ticket return cost paid to customers.

The following table shows a breakdown of cost of sales of all business for the periods presented for each category:

	Year ended December 31,
	2024	2023	2022
Changes in inventories of finished goods	-	433,870	(494,357)
Purchases of finished goods	19,229,038	6,395,036	201,734
Outsourced service cost	21,310,128	19,294,795	77,736,052
Amortization of software	938,979	-	-
Additional air-ticket return cost **	7,387	253,522	965,169
Taxes and surcharges *	2,440	6,996	1,646
	41,487,972	26,384,219	78,410,244

*	Tax and surcharges are mainly Urban Maintenance and Construction Tax (7% of Valued Added Tax payment amount), Extra Charges of Education Fund (3% of Valued Added Tax payment amount) and Local Surcharge for Education Fund (2% of Valued Added Tax payment amount).

**	Additional air-ticket return cost is the net loss of the return payments paid to customers offset by the return proceeds received from airline companies. The following table shows the gross amount of the return payment and proceeds;

	Year ended December 31,
	2024	2023	2022
Return paid to customers	2,002,413	2,196,070	23,003,679
Return received from airline companies	(1,995,026)	(1,942,548)	(22,038,510)
Additional air-ticket return cost	7,387	253,522	965,169